                                                                    EXHIBIT 10.2

      AGREEMENT DATED MARCH 23, 2004 BY AND BETWEEN LANNETT COMPANY, INC.
                    AND JEROME STEVENS PHARMACEUTICALS, INC.

      THIS AGREEMENT is entered into as of this 23rd day of March 2004, by and between LANNETT COMPANY, INC., a Delaware corporation whose principal office is at 9000 State Road, Philadelphia, Pennsylvania 19136 ("LCI"), and JEROME STEVENS PHARMACEUTICALS, INC., a New York corporation whose principal office is at 60 DaVinci Drive, Bohemia, New York 11716 ("JSP").

                                   BACKGROUND

      JSP represents that it is engaged in the development, supply and marketing of various pharmaceutical products for human use, and that it is ready, willing and able to supply LCI with Butalbital with Aspirin, Caffeine and Codeine Phosphate capsules ("BACC"), Digoxin tablets ("Digoxin") and Levothyroxine Sodium tablets, as defined in the latest edition of United States Pharmacopeia, sold under the generic name and the brand name "Unithroid" ("Levothyroxine"). For the purposes hereof, BACC, Digoxin and Levothyroxine are collectively referred to as the "Products". It is hereby acknowledged that Unithroid is a trademark and trade name of JSP and is the proprietary property of JSP. LCI desires to have available on a coordinated, continuing basis the manufacture of the Products, and JSP is willing to supply the Products for LCI's use on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

            1. PURCHASE AND SALE OF THE PRODUCTS. ON AND SUBJECT TO THE TERMS
HEREOF: (A) JSP SHALL SUPPLY LCI WITH ALL OF LCI'S REQUIREMENTS FOR THE PRODUCTS FOR DISTRIBUTION WITHIN THE UNITED STATES NECESSARY TO SUPPLY ITS CUSTOMERS IN ACCORDANCE WITH ESTABLISHED BUSINESS PRACTICES OF LCI; AND (B) LCI SHALL PURCHASE FROM JSP ITS ENTIRE REQUIREMENTS OF THE PRODUCTS FOR THE UNITED STATES. DURING THE TERM OF THIS AGREEMENT, AND IN CONSIDERATION OF LCI MAKING DILIGENT AND BEST EFFORTS WITHIN COMMERCIAL GUIDELINES TO MEET THE MINIMUM PURCHASE ORDER VOLUMES SET FORTH IN PARAGRAPH 5 BELOW, JSP AGREES NOT TO SUPPLY OR PROVIDE THE PRODUCTS, DIRECTLY OR INDIRECTLY, TO OR FOR ANY PARTY OTHER THAN LCI NOR SHALL IT DIRECTLY SELL THE PRODUCTS TO ANYONE OTHER THAN LCI. IT IS UNDERSTOOD AND AGREED BETWEEN THE PARTIES THAT JSP MAY DIRECTLY SELL, SUPPLY AND/OR DELIVER THE PRODUCTS TO OR FOR THE BENEFIT OF THIRD PARTIES LOCATED OUTSIDE OF THE UNITED STATES; PROVIDED THAT JSP WILL MAKE DILIGENT AND BEST EFFORTS TO PREVENT THE PRODUCTS WHICH IT SELLS OUTSIDE THE UNITED STATES FROM BEING DIVERTED BACK INTO THE UNITED STATES.

            2. TERM. THE TERM OF THIS AGREEMENT BEGINS ON MARCH 23, 2004 (THE "EFFECTIVE DATE") AND SHALL CONTINUE FOR A PERIOD OF TEN (10) YEARS THEREAFTER.

            3. PRICE. FOR THE PRODUCTS IN A FULLY FINISHED FORM (I.E., MANUFACTURED, PACKAGED AND DELIVERED TO LCI HEREUNDER), LCI SHALL PAY JSP THE PRICES SET FORTH ON EXHIBIT A HERETO.

            4. PURCHASE ORDERS. LCI SHALL MAKE ALL PURCHASES HEREUNDER BY SUBMITTING FIRM PURCHASE ORDERS TO JSP. EACH SUCH PURCHASE ORDER SHALL BE IN WRITING IN A FORM REASONABLY ACCEPTABLE TO JSP, AND SHALL SPECIFY THE DESCRIPTION OF THE PARTICULAR PRODUCT ORDERED (DOSAGE, STRENGTH AND TABLET COUNT), THE QUANTITY ORDERED, THE PLACE OF DELIVERY AND THE REQUIRED DELIVERY DATE. LCI SHALL HAVE AT ALL TIMES BINDING PURCHASE ORDERS FOR DELIVERY OF THE PRODUCTS FOR A THREE (3) MONTH (90 DAYS) PERIOD WITH JSP. IN ADDITION, EACH ORDER SHALL BE REQUIRED TO HAVE A MINIMUM OF FORTY-FIVE (45) DAYS LEAD TIME FROM JSP'S RECEIPT OF A PURCHASE ORDER TO DATE OF DELIVERY. ALL PRODUCTS SUPPLIED HEREUNDER SHALL BE SHIPPED ON A MONTHLY BASIS, F.O.B. JSP'S PLACE OF MANUFACTURE, TO SUCH LOCATION AS DESIGNATED BY LCI IN THE APPLICABLE PURCHASE ORDER. LCI SHALL PAY ALL FREIGHT, INSURANCE CHARGES, TAXES, IF ANY, INSPECTION FEES AND OTHER CHARGES APPLICABLE TO THE SALE AND TRANSPORT OF THE PRODUCTS PURCHASED BY LCI HEREUNDER. TITLE AND RISK OF LOSS AND DAMAGES TO THE PRODUCTS PURCHASED HEREUNDER SHALL PASS TO LCI UPON DELIVERY TO THE DESIGNATED COMMERCIAL CARRIER AT JSP'S PLACE OF MANUFACTURE.

            5. INITIAL MINIMUM PURCHASE ORDER VOLUMES. DURING THE TEN (10) YEARS OF THIS AGREEMENT, LCI SHALL USE COMMERCIALLY REASONABLE EFFORTS TO PURCHASE THE FOLLOWING QUANTITIES OF EACH PRODUCT (BY DOLLAR VOLUME)

               Levothyroxine      Digoxin         BACC Total
      Year 1 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 2 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 3 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 4 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 5 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 6 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 7 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]
      Year 8 [CONFIDENTIAL TREATMENT -- INFORMATION FILED SEPARATELY WITH THE COMMISSION]

      Year 9   [CONFIDENTIAL TREATMENT -- INFORMATION FILED
               SEPARATELY WITH THE COMMISSION]
      Year 10  [CONFIDENTIAL TREATMENT -- INFORMATION FILED
               SEPARATELY WITH THE COMMISSION]

Notwithstanding the foregoing, LCI may satisfy the minimum purchase order volumes in any year by buying additional quantities of any one of Levothyroxine, Digoxin or BACC when it cannot meet the requirement for another one of the Products in that year. JSP shall have the right to terminate this agreement on sixty (60) days written notice to LCI if LCI fails to purchase from JSP the total dollar volume of purchases for the Products as set forth in this paragraph
5. Such option to terminate shall be JSP's sole remedy for LCI's failure to meet the total dollar volume of purchases as set forth in this paragraph 5.

            6. Price Increases. Prices may increase, if necessary, up to a maximum of three (3%) percent per year subsequent to the first year of this Agreement. The necessity of any price increase shall be determined at the sole and absolute discretion of JSP. No such price increase or decrease shall apply to any purchase orders issued before the effective date of such price increase or decrease. JSP shall provide LCI with at least sixty (60) days prior written notice before implementing any adjustment in prices.

            7. Product Requirements. The Products and all components and ingredients thereof shall be produced in strict accordance with: (a) current Good Manufacturing Practices (as defined in regulations promulgated by the Food and Drug Administration ("FDA") under the U.S. Food, Drug and Cosmetic Act, as amended (the "Act"), and as generally understood and interpreted by the pharmaceutical industry) ("cGMPs"), and (b) quality control procedures and associated test methods for the manufacturing process as developed by JSP. Each of LCI and JSP warrant and guarantee to the other that each article shipped by them under this Agreement: (i) will not, on the date of shipment, be adulterated or misbranded (A) within the meaning of the Act, or (B) within the meaning of any applicable state law in which the definitions of "adulteration" and "misbranding" are substantially the same as those contained in the Act, as such laws are constituted and effective at the time of such shipment or delivery and
(ii) will not be an article which may not under the provisions of Section 404 or 505 of the Act be introduced into interstate commerce. Products may only be shipped if the package configuration is in compliance with the cGMPs and FDA regulations.

            8. Inspections. JSP shall manufacture, fill, package, label and warehouse the Products in conformity with all applicable rules, laws and regulations including cGMPs and the specifications for each of the Products (hereafter, the "Product Specifications"). JSP will evaluate and inspect each batch of the Products in accordance with cGMPs and the packaging guidelines set forth in the Product Specifications. LCI, or its designee, may, at its own cost and expense, with prior reasonable notice and during regular business hours, visit and inspect the operations and facilities wherein each Product is manufactured, packaged, tested, labeled and/or stored for shipping.

            9. Termination. Either party shall have the right to terminate this Agreement and/or suspend further performance under this Agreement, without liability except for unpaid prior delivered Product, if the other party breaches any of its obligations under this Agreement in any material respect and fails to cure such breach within thirty (30) days of the written notice from the other party, identifying the breach with specificity. LCI shall also have the right to terminate this Agreement and/or suspend further performance under this Agreement, without liability except for unpaid prior delivered Product, if JSP loses any approval(s) from the FDA required to perform its obligations under this Agreement. In no event shall any termination of this Agreement excuse either party from any breach or violation of this Agreement and full legal and equitable remedies shall remain available therefore, nor shall it excuse the making of any payment due under this Agreement with respect to any period prior to the date of termination.

            10. Board of Directors. During the term of this Agreement, JSP shall be entitled to nominate one person to serve on the Board of Directors of LCI (the "Board"); provided, however, that the Board shall have the right to reasonably approve any such nominee in order to fulfill its fiduciary duty by ascertaining that such person is suitable for membership on the board of a publicly traded corporation including, but not limited to, complying with the requirements of the Securities and Exchange Commission, the American Stock Exchange and applicable law including the Sarbanes-Oxley Act of 2002. The nominee will provide the Board with all requested information regarding such person's background as is reasonably requested by the Board in order for the Board to fulfill its fiduciary duties. If, after a thorough review and consultation with JSP, the Board rejects a JSP nominee, JSP shall have the opportunity to select an alternate who shall be subject to the same review process. Subject to the foregoing, at the next regularly scheduled meeting of the Board, the JSP nominee shall be appointed to the Board to serve until the next regularly scheduled meeting of the stockholders of LCI, at which time such representative shall stand for election. At each annual meeting of the stockholders of LCI held during the term of this agreement, William Farber shall vote all of his shares of common stock of LCI in favor of JSP's nominee to the Board; provided however that such obligation shall only apply for so long as this Agreement shall remain in full force and effect and provided further that such obligation shall not be binding on successors in interest to William Farber.

            11. Consideration. In consideration of JSP's execution of this Agreement, LCI shall issue to JSP four million (4,000,000) shares of the common stock of LCI. The shares of common stock shall be delivered free and clear of any lien and/or encumbrances, with all required transfer taxes, if any, paid or provided for. In connection with the issuance of the Shares to JSP, JSP makes the representations and warranties set forth on Exhibit B to LCI. Notwithstanding anything to the contrary set forth herein or otherwise, the obligations of LCI to issue the Shares is subject to the receipt of a fairness opinion issued by a recognized and reputable investment banking firm to be selected by the independent members of LCI's board in the exercise of their sole and absolute discretion opining that the issuance of the Shares and the concomitant dilution of the ownership interest of LCI's minority shareholders is fair to such shareholders in view of the Products' contribution or potential contribution to LCI's profitability. LCI will endeavor to have such opinion issued within fifteen (15) days of the date hereof. In the event that such an opinion is not received, then, and in that event, either party will have the right to cancel this Agreement on written notice to the other as provided in Paragraph 14 hereof. As additional consideration for this Agreement, and in recognition of the efforts of JSP to obtain A/B ratings for its products to Levoxyl and Synthroid, LCI agrees to reimburse JSP for its direct out of pocket expenses in connection with obtaining such A/B ratings, up to an aggregate reimbursement of one million five hundred thousand ($1,500,000) dollars.

            12. Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania, regardless of the laws that might otherwise govern under applicable principles of the conflicts of law thereof.

            13. Relationship of the Parties. Nothing contained in this Agreement shall be construed to place the parties in the relationship of partners or joint venturers nor constitute any party the agent of any other party and neither party shall have the power to obligate or bind the other party in any manner whatsoever.

            14. Notices. All notices, requests, demands and other communications required or permitted to be made hereunder shall be in writing and shall be deemed duly given if , sent by registered or certified mail, return receipt requested, or sent by nationally recognized overnight delivery service, in each case addressed to the party entitled to receive the same at the address set forth in the first paragraph of this Agreement. Each communication to be sent to JSP is to be sent to the attention of Jerome Steinlauf and each communication to be sent to LCI is to be sent to the attention of Arthur Bedrosian. Either party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section providing for the giving of notice. Notice shall be deemed to be effective, if sent by registered or certified mail; and if sent by nationally recognized overnight delivery service, on the next business day following delivery to such delivery service. A copy of any notice sent to JSP shall also be sent to: Robert
A. Wagner, Esq., 1615 Northern Boulevard, Manhasset, New York 11030. A copy of any notice sent to LCI shall also be sent to: Laurence B. Deitch, Esq., Bodman, Longley & Dahling LLP, 100 Renaissance Center, 34th Floor, Detroit, MI 48243.

            15. Benefits. Except as set forth in Paragraph 10 hereof, this Agreement shall be binding upon and shall inure to the benefit of LCI, its successors and assigns and JSP, and its successors and assigns.

            16. Saving Clause. In the event any part of this Agreement is found to be void or voidable, the remaining provisions of this Agreement shall nevertheless be binding with the same force and effect as though the void or voidable part were deleted.

            17. Authorization. LCI and JSP represent that each has the full authority to execute and deliver this Agreement and to carry out the transactions contemplated herein. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the necessary corporate authority.

            18. Non-Disclosure of Information; Licensing of Name. LCI recognizes and acknowledges that JSP's trade secrets, manufacturing processes, production techniques and other data and information, including the trade name "Unithroid" relating to the Product (collectively "Confidential Information") as it may exist from time to time, is a valuable, special and unique asset of JSP and is JSP's proprietary property. Accordingly, LCI, its officers, directors, and employees agree to hold all such Confidential Information in strict confidence and agree not to utilize any Confidential Information for its own benefit or profit, other than in furtherance of the terms of this Agreement during the period this Agreement is in full force and effect. During the term of this Agreement, JSP hereby licenses use of the trade name "Unithroid" to LCI in connection with its sale of that Product.

            19. Indemnification. JSP's Indemnity Obligations. JSP shall defend, indemnify and hold harmless LCI, its affiliates and their respective successors and permitted assigns (and the respective officers, directors, stockholders, partners and employees of each), from and against any and all losses, liabilities, claims, actions, proceedings, damages and expenses (including without limitation reasonable attorneys' fees and expenses) (herein "Damages") relating to or arising: (a) from the manufacture of the Products; (b) any breach by JSP or its affiliates of this Agreement, including without limitation, the failure of the Products to meet all warranties, express or implied or (c) any claims or infringement or misappropriation relating to any of the Products except to the extent such Damages give rise to an indemnification claim in favor of JSP as set forth below.

            LCI's Indemnity Obligations. LCI shall defend, indemnify and hold harmless JSP, its affiliates and their respective successors and permitted assigns (and the respective officers, directors, stockholders, partners and employees of each) from and against any and all Damages arising out of the handling, possession, use, marketing, distribution or sale of any of the Products by LCI or its affiliates or any of their distributors or agents following delivery by JSP of the Products to LCI at JSP's shipping point, except to the extent such

Damages give rise to an indemnification claim in favor of LCI as set forth above.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                               LANNETT COMPANY, INC.
                             By: /s/ Arthur P. Bedrosian
                                 -----------------------------------------------
                                 Arthur P. Bedrosian
                                 Its:  President

                               JEROME STEVENS PHARMACEUTICALS, INC.
                             By: /s/ Jerome Steinlauf
                                 -----------------------------------------------
                                 Jerome Steinlauf
                                 Its:  President

                               Acknowledgement

The undersigned, William Farber, executes this agreement for the limited purpose of agreeing to be bound by the terms and conditions of Paragraph 10 hereof.

                               /s/ William Farber
                               -----------------------------------------------
                                 William Farber

                                    EXHIBIT A

                                 PRODUCT PRICES

Levothyroxine Sodium Tablets and Unithroid Tablets:
-------------------------------------------------
0.025 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.050 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.075 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.088 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.100 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.112 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.125 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.150 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.175 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.200 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.300 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
Digoxin:

0.125 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
0.250 mg                     Bottle of 100        [***]
                             Bottle of 1000       [***]
Butalbital, Aspirin, Caffeine & Codeine: Bottle of 100          [***]
--------------------------------------
              LEGEND: *** -- CONFIDENTIAL TREATMENT -- INFORMATION
                      FILED SEPARATELY WITH THE COMMISSION

                                    EXHIBIT B

                            INVESTOR REPRESENTATIONS

            1. IN DECIDING TO ACQUIRE THE SHARES, JSP HAS RELIED EXCLUSIVELY UPON ITS OWN INVESTIGATION AND HAS NOT RELIED UPON ANY OFFERING MEMORANDA OR OTHER SIMILAR INSTRUMENTS PREPARED BY LCI, ANY OFFICER, DIRECTOR OR STOCKHOLDER OF LCI, OR ANY THIRD PARTY. JSP ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS OR REPRESENTATIVES, BY LCI OR OTHERS WITH RESPECT TO THE BUSINESS OF LCI, ITS FINANCIAL CONDITION OR OTHERWISE.

            2. THE SHARES ARE BEING ACQUIRED BY JSP SOLELY FOR JSP'S OWN ACCOUNT WITH THE PRESENT INTENTION OF HOLDING SUCH SHARES FOR PURPOSES OF INVESTMENT, AND THAT IT HAS NO INTENTION OF SELLING SUCH SECURITIES IN A PUBLIC DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL PREVENT JSP AND/OR ANY SUBSEQUENT HOLDERS OF SUCH SHARES FROM TRANSFERRING SUCH SHARES IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

            3. JSP CONFIRMS THAT LCI HAS MADE AVAILABLE TO JSP, OR TO REPRESENTATIVES OF JSP, THE OPPORTUNITY TO ASK QUESTIONS AND TO ACQUIRE SUCH ADDITIONAL INFORMATION ABOUT THE BUSINESS AND FINANCIAL CONDITION OF LCI AS JSP HAS REQUESTED. JSP ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE OPERATIONS OF LCI, WITH ITS PRODUCTS AND SERVICES AND WITH ITS FINANCIAL CONDITION AND PROSPECTS.

            4. JSP UNDERSTANDS AND HAS TAKEN COGNIZANCE OF ALL RISK FACTORS RELATED TO THE PURCHASE OF THE COMMON STOCK, AND ITS KNOWLEDGE AND EXPERIENCE, AND/OR THAT OF ITS AUTHORIZED REPRESENTATIVES, IN FINANCIAL AND BUSINESS MATTERS IS SUCH THAT IT IS, AND/OR ITS AUTHORIZED REPRESENTATIVES ARE, CAPABLE OF EVALUATING THE BUSINESS CONDITION, FINANCIAL OR OTHERWISE, OF LCI.

            5. JSP CAN BEAR THE ECONOMIC RISKS OF THIS INVESTMENT AND CAN AFFORD A COMPLETE LOSS OF ITS INVESTMENT IN THE SHARES. JSP HAS NO PRESENT OR ANTICIPATED NEED FOR LIQUIDITY OF ITS INVESTMENT IN LCI. 6. JSP QUALIFIES AS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE ACT.